Exhibit 10.76

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of November 8, 2022, by and among Genco Shipping & Trading Limited, a company incorporated under the laws of the Republic of the Marshall Islands (the “Borrower”), the Subsidiary Guarantors party hereto, the Lenders party hereto and Nordea Bank Abp, New York Branch, as Administrative Agent (in such capacity, the “Administrative Agent”), Collateral Agent and Security Trustee (in such capacities, the “Collateral Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent and the Lenders party thereto are party to that certain Credit Agreement, dated as of August 3, 2021 (as amended, restated, supplemented and/or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”).

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement.

WHEREAS, subject to the terms and conditions of this First Amendment, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided.

NOW, THEREFORE, it is agreed:

I.	Amendment to Credit Agreement.

Section 2.10(e) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(e)Reinvestment Rights.  On any Collateral Disposition Date, the Borrower shall be entitled to deposit any amounts which it would have been required to prepay pursuant to Section 2.10(b)(iv) on such Collateral Disposition Date in a cash collateral account (each, a “Cash Collateral Account”) with the Collateral Agent, which account shall be subject to an account pledge agreement on terms substantially similar to those set forth in the Pledge Agreement and subject to a control agreement which shall be a “blocked” control agreement.  Within 360 days after a Collateral Disposition Date (the “Reinvestment Period”), the Borrower will be entitled to use the funds on deposit in the Cash Collateral Account in connection with any Permitted Collateral Vessel Acquisition, provided that the Borrower is in compliance with paragraphs (i) and (iv) of the definition of “Permitted Collateral Vessel Acquisition” as of the date of any use of the funds in the Cash Collateral Account, provided further that the last day of the Reinvestment Period for the funds in the Cash Collateral Account in connection with the Collateral Disposition of the Collateral Vessel “Genco Provence” shall be extended to October 28, 2023.  Any funds in the account after the Reinvestment Period for any Collateral Disposition will be applied as a prepayment of the Credit Facilities pursuant to Section 2.10(d).”.

II.	Miscellaneous Provisions.
1.In order to induce the Lenders to enter into this First Amendment, the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the First Amendment Effective Date (as defined below) after giving effect to this First Amendment and (ii) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the First Amendment Effective Date after giving effect to this First Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty that by its terms is made as of a specific date shall be true and correct in all material respects as of such specific date).
2.This First Amendment is limited precisely as written and shall not be deemed to (i) be a waiver of or a consent to the modification of or deviation from any other term or condition of the Credit Agreement and the other Credit Documents or any of the other instruments or agreements referred to therein except as set forth herein or (ii) prejudice any right or rights which any of the Lenders or the Administrative Agent now have or may have in the future under or in connection with the Credit Agreement, as amended hereby, the other Credit Documents or any of the other instruments or agreements referred to therein. The Administrative Agent, the Collateral Agent and the Lenders expressly reserve all their rights and remedies except as expressly set forth in this First Amendment.
3.This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, all of which shall together constitute one and the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this First Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar applicable state laws based on the Uniform Electronic Transactions Act. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.
4.THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
5.This First Amendment shall become effective as of the date (the “First Amendment Effective Date”) when the Borrower, the Subsidiary Guarantors and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of email) the same to White & Case LLP, 1221 Avenue of the Americas, New York, New York 10020; Attention: Kelly Faenza (email: kelly.faenza@whitecase.com).
6.From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to

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be references to the Credit Agreement, as modified hereby. From and after the First Amendment Effective Date, this First Amendment shall for all purposes constitute a Credit Document.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

GENCO SHIPPING & TRADING LIMITED,
as the Borrower

By: _ /s/ Apostolos Zafolias

Name: Apostolos Zafolias
Title: Chief Financial Officer

GENCO INVESTMENTS LLC

BALTIC TRADING LIMITED

GENCO HOLDINGS LIMITED,

each as a Guarantor

By:_ /s/ Apostolos Zafolias

Name: Apostolos Zafolias
Title: Chief Financial Officer

BALTIC BEAR LIMITED

BALTIC HORNET LIMITED

BALTIC LION LIMITED

BALTIC MANTIS LIMITED

BALTIC SCORPION LIMITED

BALTIC TIGER LIMITED

BALTIC WASP LIMITED

BALTIC WOLF LIMITED

GENCO AQUITAINE LIMITED

GENCO ARDENNES LIMITED

GENCO AUGUSTUS LIMITED

GENCO AUVERGNE LIMITED

GENCO BOURGOGNE LIMITED

GENCO BRITTANY LIMITED

GENCO CLAUDIUS LIMITED

GENCO COLUMBIA LIMITED

GENCO COMMODUS LIMITED

GENCO CONSTANTINE LIMITED

GENCO DEFENDER LIMITED

GENCO ENDEAVOUR LIMITED

GENCO ENTERPRISE LIMITED

GENCO FREEDOM LIMITED

GENCO HADRIAN LIMITED

GENCO HUNTER LIMITED

GENCO LANGUEDOC LIMITED

GENCO LIBERTY LIMITED

GENCO LONDON LIMITED

GENCO MAGIC LIMITED

GENCO MAXIMUS LIMITED

GENCO PICARDY LIMITED

GENCO PREDATOR LIMITED

GENCO PROVENCE LIMITED

GENCO PYRENEES LIMITED

GENCO RESOLUTE LIMITED

GENCO RHONE LIMITED

GENCO TIBERIUS LIMITED

GENCO TITUS LIMITED

GENCO VIGILANT LIMITED

GENCO WARRIOR LIMITED

GENCO WEATHERLY LIMITED,

as Guarantors

By:_ /s/ Apostolos Zafolias

Name: Apostolos Zafolias
Title: Chief Financial Officer

NORDEA BANK ABP, NEW YORK BRANCH, as Administrative Agent, Collateral Agent and Security Trustee

By: _ /s/ Erik Havnvik
Name: Erik Havnvik
 Title: Head of Shipping & Offshore, Americas

By: _ /s/ Anna C. Ribe
 Name: Anna Cecilie Ribe
 Title: Associate

NORDEA BANK ABP, NEW YORK BRANCH, as a Lender

By: _ /s/ Erik Havnvik
Name: Erik Havnvik
 Title: Head of Shipping & Offshore, Americas

By: _ /s/ Anna C. Ribe
 Name: Anna Cecilie Ribe
 Title: Associate

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL), as a Lender

By: _ /s/ Hans Christian Kjelsrud
 Name: Hans Christian Kjelsrud
 Title: Head of Shipping Coverage, Global

By: _ /s/ Per Olav Bucher-Johannessen
 Name: Per Olav Bucher-Johannessen
 Title: Head of Shipping Coverage, Oslo London

DNB CAPITAL LLC, as a Lender

By: _ /s/ Cathleen Buckley
 Name: Cathleen Buckley
 Title: Senior Vice President

By: _ /s/ Andrew J. Shohet
 Name: Andrew J. Shohet
 Title: Senior Vice President

First-Citizens Bank & Trust Company, as a Lender

By: _ /s/ Christiane Lombardi
 Name: Christiane Lombardi
 Title: Director – Maritime Finance

ING BANK N.V., LONDON BRANCH, as a Lender

By: _ /s/ Stephen Fewster
 Name: Stephen Fewster
 Title: Managing Director

By: _ /s/ Robartus Krol
 Name: Robartus Krol
 Title: Director

CTBC BANK CO. LTD., as a Lender

By: _ /s/ Kevin Lee
 Name: Kevin Lee
 Title: Vice President

By:
        Name:
        Title: